                                    EXHIBIT Q

                                POWER OF ATTORNEY

HARTFORD ADVISERS HLS FUND, INC., HARTFORD BOND HLS FUND, INC., HARTFORD CAPITAL
   APPRECIATION HLS FUND, INC., HARTFORD DIVIDEND AND GROWTH HLS FUND, INC., HARTFORD INDEX HLS FUND, INC., HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC., HARTFORD MIDCAP HLS FUND, INC., HARTFORD MORTGAGE SECURITIES HLS FUND, INC., HARTFORD SERIES FUND, INC., HARTFORD SMALL COMPANY HLS FUND, INC., HARTFORD STOCK HLS FUND, INC., HARTFORD
        MONEY MARKET HLS FUND, INC. AND THE HARTFORD MUTUAL FUNDS, INC.,

                                POWER OF ATTORNEY

            Robert J. Clark               Millard H. Pryor, Jr.
            Winifred E. Coleman           Lowndes A. Smith
            George R. Jay                 John K. Springer
            William A. O'Neill            David M. Znamierowski


do hereby jointly and severally authorize Kevin J. Carr, Marilyn T. West, Lynda Godkin or Marianne O'Doherty, to sign as their agent any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemption Relief or other filings with the Securities and Exchange Commission relating to each above-described Fund.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


 /s/ Robert J. Clark                                     Dated: January 27, 2000
--------------------------
     Robert J. Clark


 /s/ Winifred E. Coleman                                 Dated: January 27, 2000
--------------------------
     Winifred E. Coleman


 /s/ George R. Jay                                       Dated: January 27, 2000
--------------------------
     George R. Jay


 /s/ William A. O'Neill                                  Dated: January 27, 2000
--------------------------
     William A. O'Neill


 /s/ Millard H. Pryor, Jr.                               Dated: January 21, 2000
--------------------------
     Millard H. Pryor, Jr.

 /s/ Lowndes A. Smith                                    Dated: January 27, 2000
--------------------------
     Lowndes A. Smith


 /s/ John K. Springer                                    Dated: January 27, 2000
--------------------------
     John K. Springer


 /s/ David M. Znamierowski                               Dated: January 27, 2000
--------------------------
     David M. Znamierowski